UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K

                                 CURRENT REPORT

                        PURUSANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliset event reported) : December 14, 2001

                       COMMISSION FILE NUMBER: 33-19980-D

                            CGI HOLDING CORPORATION
                            -----------------------
       (Exact name of small business issuer as specified in its charter)

       Nevada                              87-0450450
-----------------------------          ---------------------------
State of other jurisdiction of          I.R.S. Employer I.D. No.
incorporation or organization

8400 Brrokfield Ave, Brookfield, Illinois               60513
---------------------------------
---------             --------------
(Address of principal executive offices)                 (Zip Code)

Issuer's telephone number, including area code    (708) 485-3434
                                                   -----------------

Item 5 - OTHER EVENTS

Effective December 15, 2001, Chander Jadhwani and Jaime Bendersky have resigned as directors of CGI Holding Corporation.

The remaining director subsequently  appointed two interim directors,  Gerard M.
Jacobs and T. Benjamin Jennings, to fill the vacancies created by these resignations.

EXHIBIT 1

December 11, 2001

CGI Holding Corporation
8400 Brookfield, IL 60513
Attn: John Giura
      Chairman of the Board
Ph:708-485-3434
FX:708-387-2599

Dear John,

With this faxed letter please accept my resignation as a director on the CGI Board.

I have enjoyed working with you and the board on various projects, but for my personal reasons, I would like to resign effective immediately.

I am confident that CGI will do well under your guidance.

Sincerely

/S/ Chander Jadhwani
5631 S Elm
Hinsdale, IL 60521

EXHIBIT 2

December 11, 2001

CGI Holding Corporation
8400 Brrokfield Avenue
Brookfield, Illinois 60513
Attn: John Giura
Title: Chairman of the Board
Phone:  708-485-3434
Fax:    708-387-2599

Dear John,

Please accept this letter as my resignation as a director on the CGI Board.

I have enjoyed working with you and the board on various projects but for my personal reasons, I would like to resign effective immediatley.

Sincerely,

/S/ Jaime Bendersky
324 Hambeltonian Drive
Oakbrook, Illinois 60521

EXHIBIT 3

WRITTEN CONSENT OF BOARD OF DIRECTORS OF
CGI HOLDING CORPORATION IN LIEU OF SPECIAL MEETING

     The undersigned, being the sole remaining director of CGI Holding Corporation,a Nevada corporation(the 'Corporation'), following the resignation of the directors identified below, in lieu of a special meeting, hereby consents in writing, pursuant to Sections 78.315(2), 78.335(5), and 78.335(6) of the Nevada Private Corporations Act, to the adoption of the following resolutions:

Acceptance of Resignations of Directors

     Whereas,   Jiame  Bendersky  and  Chander   Jadhwani  have  tendered  their
resignation to this board of directors effective December 15, 2001,

     NOW, THEREFORE, BE IT RESOLVED, that the resignation of each such director be, and each hereby is, accepted, effective December 15, 2001.

Appointment of Replacement Directors

     WHEREAS, the resignation of Jaime Bendersky and Chander Jadhwani from this board of directors are scheduled to become effective December 15, 2001: and

     WHEREAS, the udnersigned will constitute the sole remaining director on this board of directors following such resignations: and

     WHEREAS, the undersigned desires to fill the vacancies created by such resignations effective as of December 15, 2001 by appointing Gerard M. Jacobs and T. Benjamin Jennings to fill such vacancies:

     NOW, THEREFORE, BE IT RESOLVED, that Gerard M. Jacobs and T. Benjamin Jennings be, and each hereby is, appointed to fill the vacant directorships and to serve as directors until the next annual meeting of the stockholders or until their respective successors have been elected and qualified.

Dated as of December 15, 2001

/S/ John Giura
John Giura
Sole remaining director follwoing
the resignation of Jiame Bendersky
and Chander Jadhwani